UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2024

NEWHYDROGEN, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54819	20-4754291
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

27936 Vista Canyon Blvd., Suite 202, Santa Clarita, CA 91387

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (661) 251-0001

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 5, 2024, NewHydrogen, Inc. (the “Company”) issued a press release announcing that in a recent podcast the Company’s Chief Executive Officer, Steve Hill, spoke with Dr. Jackson Ewing, Director of Energy and Climate Policy at Duke University. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated November 5, 2024
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NewHydrogen, Inc.

Date: November 5, 2024	/s/ David Lee
David Lee
Chairman and President